Summary Prospectus and
Prospectus Supplement

February 24, 2025

Morgan Stanley Institutional Fund Trust

Supplement dated February 24, 2025 to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated January 28, 2025

High Yield Portfolio (the "Fund")

Effective immediately, Joseph F. Hurley no longer serves as the portfolio manager of the Fund and Justin H. Bourgette now serves as the portfolio manager of the Fund.

Accordingly, the sections of the Summary Prospectus titled "Fund Management—Portfolio Manager" and the Prospectus titled "Fund Summary—High Yield Portfolio—Fund Management—Portfolio Manager" are hereby deleted in their entirety and replaced with the following:

Portfolio Manager. The Fund is managed by members of the High Yield team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Justin H. Bourgette, CFA	Managing Director	February 2025

In addition, the section of the Prospectus titled "Fund Management—Portfolio Management—High Yield Portfolio" is hereby deleted in its entirety and replaced with the following:

High Yield Portfolio

The Fund's assets are managed by members of the High Yield team. The team consists of portfolio managers and traders. The current member of the team who is primarily responsible for the day-to-day management of the Fund is Justin H. Bourgette, CFA.

Mr. Bourgette is a Managing Director of the Adviser, manages other funds, and has been employed by the Morgan Stanley organization for more than five years.

Please retain this supplement for future reference.

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